UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 19, 2002

Tripath Technology Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26565	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 750-3000

___________________________________________________

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

                On November 19, 2002, we issued a press release announcing the transfer of the listing of our common stock from The Nasdaq National Market to The Nasdaq SmallCap Market.  A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c) Exhibits

Number	Description of Document

99.1	Press Release, dated November 19, 2002, announcing the transfer of the listing of our common stock from The Nasdaq National Market to The Nasdaq SmallCap Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH TECHNOLOGY INC.

Date: November 19, 2002	By:	/s/ David P. Eichler
	Name:	David P. Eichler
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release, dated November 19, 2002, announcing the transfer of the listing of our common stock from The Nasdaq National Market to The Nasdaq SmallCap Market.